UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SL GREEN REALTY CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M14133-P77149 Meeting Information You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy statement and annual report to stockholders are available at www.proxyvote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. SL GREEN REALTY CORP. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2009. Notice of Annual Meeting of Stockholders The Grand Hyatt New York Hotel Park Avenue at Grand Central Terminal 109 East 42nd Street New York, NY SL GREEN REALTY CORP. 420 LEXINGTON AVE. SUITE 1800 NEW YORK, N.Y. 10170 For holders as of: 03/30/09 Date: 06/11/09 Time: 10:00 a.m., Local Time Location:

M14134-P77149 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Authorize Your Proxy How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you wish to attend the meeting please bring this notice with you. You may obtain directions to the meeting by contacting us at (212) 594-2700. At the meeting, you will need to request a ballot to vote these shares. Authorize your proxy By Internet: To authorize your proxy by Internet, go to www.proxyvote.com up until 11:59 P.M. Eastern Time on June 10, 2009. Have the 12-Digit Control Number available and follow the instructions. Authorize your proxy By Mail: You can authorize your proxy by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2009 to facilitate timely delivery. 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 3. To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. 01) Stephen L. Green 02) John H. Alschuler, Jr. The Board of Directors recommends you vote “FOR” Proposals 1 and 2. 1. To elect two Class III directors to serve on our Board of Directors for a three year term Nominees: M14135-P77149